Exhibit 99.1

XCF Global Withdraws Reverse Stock Split Proposal; Reaffirms Growth Strategy and Shareholder Support

Management focused on expanding fuel production, strengthening commercial relationships, demonstrating financial performance and building long-term shareholder value

HOUSTON, TX / ACCESS Newswire / November 2, 2026 / XCF Global, Inc. (NASDAQ: SAFX) (“XCF” or the “Company”), a U.S.-based producer of renewable diesel and sustainable aviation fuel, today announced that its Board of Directors has decided not to proceed with the proposed reverse stock split and to discontinue the related proxy solicitation. The Board reached this decision after considering shareholder feedback and the Company’s strategic priorities, with a focus on directing resources toward business execution, financial results, and long-term value creation.

“We see substantial opportunity to build value through the continued development of our alternative fuels business,” said Chris Cooper, XCF Global Chief Executive Officer. “Our priorities are clear: produce and sell more fuel, deepen customer relationships and translate our expanded platform into stronger operating and financial performance. Following discussions with our largest shareholder, we are moving forward with a shared focus on XCF’s long-term potential.”

With this decision, XCF will direct its resources toward the operating and commercial priorities it believes offer the greatest opportunity to build long-term shareholder value: increasing fuel production and shipments, expanding customer relationships and strengthening financial performance and advancing opportunities to grow production capacity. The Company’s recent combinations with DevvStream and Southern Energy Renewables broaden its platform across both today and future technology pathways for renewable fuel production as well as environmental-asset monetization in support of reduced carbon emissions from transportation, domestic energy resilience and security, and alternative uses for agricultural waste products. Additionally, the company will focus on completing and integrating the recently announced acquisition of the Paramount, California facility, which adds ~50 million annual gallons of renewable fuel production capacity, as well as significant blending, storage and distribution capabilities strategically located in Southern California in close proximity to Los Angeles International Airport (LAX) and Long Beach Airport (LGB).

XCF’s largest shareholder, EEME Energy SPV I LLC, added that “We fully support the company’s decision not to proceed with the reverse stock split and have unwavering conviction in the company’s operational trajectory, expanding alternative fuels asset footprint, and long-term intrinsic value. When evaluating XCF’s operational milestones and projected financial performance, supported by sustained commercial production, binding off-take commitments, strategic facility integration, and substantial revenue scaling, EEME believes that executing against 2027 and longer-term operating goals will strengthen the company’s financial performance and drive listing compliance, market re-rating, and robust equity appreciation. With its substantial long-term equity commitment, lock-up alignment, and ongoing strategic capitalization initiatives, EEME remains committed to supporting the company’s management and long-term growth.”

“We believe sustained execution is the foundation of lasting shareholder value,” added Wray Thorn, XCF Director, President and Chief Financial Officer. “Our focus remains on delivering measurable progress, and we look forward to updating shareholders as we advance our commercial and operational priorities.”

Nasdaq Listing Update

As previously disclosed, XCF has until December 7, 2026, to regain compliance with Nasdaq’s minimum bid price requirement. Withdrawal of the reverse stock split proposal does not resolve the Company’s noncompliance. There can be no assurance that XCF will regain compliance within the applicable period, and failure to do so is expected to result in delisting. A delisting could adversely affect trading liquidity, investors’ ability to buy or sell the Company’s shares and access to capital.

About XCF Global, Inc.

XCF Global, Inc. (“XCF”) is a U.S.-based renewable energy company focused on accelerating the production and deployment of lower-carbon fuels and environmental solutions. Following its recent combinations with DevvStream Corp. and Southern Energy Renewables, XCF is building a broader platform spanning renewable fuels, carbon management and environmental assets. The Company’s flagship facility, New Rise Renewables Reno, produces renewable diesel and has a permitted nameplate production capacity of up to 40 million gallons per year. XCF is also seeking to complete the acquisition of the recently announced Paramount, California renewable fuel production facility as well as advance a pipeline of potential expansion opportunities in Nevada, North Carolina and Florida and build relationships across the energy and transportation sectors that it believes could support the scaling of renewable fuel production. XCF is listed on the Nasdaq Capital Market and trades under the symbol SAFX. For more information, visit www.xcf.global.

Forward-Looking Statements

This Press Release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, statements regarding XCF Global’s expectations with respect to future performance and anticipated financial impacts of the recently completed business combination with DevvStream and Southern Energy Renewables (the “Business Combination”), estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by XCF Global and its management, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF Global’s expenses, including manufacturing and operating expenses and interest expenses, as a result of potential inflationary pressures, changes in interest rates and other factors; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF Global’s offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against the parties to the Business Combination or others; (5) XCF Global’s ability to regain compliance with Nasdaq’s continued listing standards and thereafter continue to meet Nasdaq’s continued listing standards; (6) XCF Global’s ability to integrate the operations of DevvStream and Southern Energy Renewables; (7) XCF Global’s ability to raise financing to fund its operations and business plan and the terms of any such financing; (8) the New Rise Reno production facility’s ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (9) the New Rise Reno production facility’s ability to continue producing renewable diesel in commercial quantities without interruption as the Company advances its planned transition toward SAF production; (10) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its landlord with respect to the ground lease for the New Rise Reno facility; (11) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (12) payment of fees, expenses and other costs related to the completion of the Business Combination and the New Rise acquisitions; (13) the risk of disruption to the current plans and operations of XCF Global as a result of the consummation of the Business Combination; (14) XCF Global’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of XCF Global to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (15) changes in applicable laws or regulations; (16) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (17) XCF Global’s ability to complete and integrate the recently announced acquisition of the Paramount, California facility, (18) the possibility that XCF Global may be adversely affected by other economic, business, and/or competitive factors; (19) the availability of tax credits and other federal, state or local government support; (20) risks relating to XCF Global’s and New Rise’s key intellectual property rights, including the possible infringement of their intellectual property rights by third parties; (21) the risk that XCF Global’s reporting and compliance obligations as a publicly-traded company divert management resources from business operations; (22) LOIs and MOUs may not advance to definitive agreements or commercial deployment; (23) the effects of increased costs associated with operating as a public company; and (24) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in XCF Global’s filings with the Securities and Exchange Commission (“SEC”), including its most recent Form 10-K, filed with the SEC on March 31, 2026, its most recent Quarterly Report on Form 10-Q, filed with the SEC on August 17, 2026, this Press Release and other filings XCF Global made or will make with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global’s expectations, plans or forecasts of future events and views as of the date of this Press Release. These forward-looking statements should not be relied upon as representing XCF Global’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.

Contact

XCF Global Corporate Communications

media@xcf.global